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                     GREAT LAKES AVIATION, LTD. AND SUBSIDIARY
                       PRO FORMA CONSOLIDATED BALANCE SHEETS
                                   (in thousands)
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                                                                 August 31, 1998   December 31, 1997
                                                                 ---------------   -----------------
                                                                   (unaudited)
                        ASSETS
CURRENT ASSETS:
     Cash                                                        $           173   $               6
     Restricted funds - interest bearing deposits                              -               2,247
     Accounts Receivable, net allowance for doubtful accounts
             of approximately $923 and $923 respectively.                 14,014               5,473
     Inventories, net                                                     14,561              12,288
     Prepaid expenses and other current assets                               235                 818
                                                                 ---------------   -----------------
                                          Total Current Assets            28,983              20,832
                                                                 ---------------   -----------------
PROPERTY AND EQUIPMENT:
     Flight Equipment                                                     44,094              46,781
     Other Property and Equipment                                          4,370               4,185
     Less - Accumulated Depreciation and Amortization                     (6,981)             (9,656)
                                                                 ---------------   -----------------
                                  Total Property and Equipment            41,483              41,310
OTHER ASSETS                                                               1,651               1,616
                                                                 ---------------   -----------------
                                                                 $        72,117   $          63,758
                                                                 ---------------   -----------------
                                                                 ---------------   -----------------

     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Notes payable and current maturities of long-term debt      $        12,882   $          10,306
     Accounts Payable                                                     12,370               9,462
     Deferred lease payments                                               2,034               1,367
     Accrued liabilities and unearned revenue                              4,819               5,291
                                                                 ---------------   -----------------
                                     Total Current Liabilities            32,105              26,426
                                                                 ---------------   -----------------
LONG-TERM DEBT, net of current maturities                                 28,383              28,471
DEFERRED LEASE PAYMENTS                                                    2,694               3,247
DEFERRED CREDITS                                                           4,328               4,487
STOCKHOLDERS' EQUITY:
     Common stock, $.01 par value; 50,000,000 shares
         authorized, 8,590,843 and 7,589,121 shares issued and
         outstanding at August 31, 1998 and December 31, 1997                 86                  76
     Paid-in Capital                                                      31,569              29,577
     Accumulated Deficit                                                 (27,048)            (28,526)
                                                                 ---------------   -----------------
Total Stockholders' Equity                                                 4,607               1,127
                                                                 ---------------   -----------------
                                                                 $        72,117   $          63,758
                                                                 ---------------   -----------------
                                                                 ---------------   -----------------

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Note:  The Balance Sheet at December 31, 1997, has been derived from the audited financial statements as of that date, but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.